                                                                  EXHIBIT 23.1




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-5574.





                                                       /s/Arthur Andersen LLP

Philadelphia, Pennsylvania
   September 28, 1998